Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 of AOL Inc. (“the Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his respective knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2014	/s/ Timothy M. Armstrong
Timothy M. Armstrong
Chairman and Chief Executive Officer (Principal Executive Officer)

Date: August 6, 2014	/s/ Karen Dykstra
Karen Dykstra
Chief Financial and Administrative Officer (Principal Financial Officer)